UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) and Wellington Management Company, LLP (“Wellington”). Goldman Sachs joined Wellington as a sub-adviser to the Fund effective July 9, 2021.
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned -1.55%, relative to a -1.54% return for the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark index.
Goldman Sachs Commentary
Market Overview: There were several notable central bank actions during the year. During the fourth quarter of 2021, the reappointed U.S. Federal Reserve (“Fed”) Chair, Jerome Powell, indicated that the central bank was considering an accelerated taper given the upside inflation pressures, echoing comments from several Fed officials. He also hinted that the Fed would drop its “transitory” assessment of inflation. In December 2021, the Fed announced an acceleration in the pace of its asset purchase taper, as expected. U.S. Treasury yields were on an uptrend during the fourth quarter due to firm inflation signals, hawkish policy expectations and a view that the Omicron variant may help COVID-19 transition from pandemic to endemic. The recent rise in U.S. nominal yields has been driven by higher real rates rather than breakeven inflation rates, suggesting the market expects the Fed’s actions will help curb inflation.
Inflation will remain one of the biggest sources of macro uncertainty in 2022, having surprised sharply to the upside on supply-demand imbalances, higher energy prices and re-opening effects. We are closely monitoring developments on the supply side of the economy, as improvements have the potential to alleviate elevated inflation pressures and, in turn, influence the pace of monetary policy normalization.
Performance Attribution: For the GSAM sub-advised portion of the Fund, the main contributors to performance were the portfolio’s duration and cross-sector strategies, while the government/swap strategy negatively impacted returns.
The portfolio’s tactical interest rate positioning added to returns during the period. The sector allocation strategy also contributed to performance. Positive returns within the sector strategy were attributable to the portfolio’s overweight to collateralized loan obligations (“CLOs”), as well as its overweight to investment grade (“IG”) corporate credit. The underweight to the agency mortgage-backed security (“MBS”) sector negatively impacted returns. The returns from security selection were neutral to the benchmark during the period.
The government/swap strategy was the largest detractor, due to the specific selection of government bonds. The securitized strategy added to performance due to the overweight to Ginnie Mae versus underweights to Fannie Mae and Freddie Mac (conventional) MBS, as well as the selection of specific MBS passthroughs. Additionally, the corporate selection strategy contributed to performance. This was due to a down-in-quality credit bias where the portfolio was overweight lower quality versus underweight higher quality IG corporate credit.

The portfolio uses derivatives to hedge exposures and to implement active duration, sector, and security selection strategies. During this period, the portfolio utilized Treasury futures, interest rate swaps, and single name credit default swaps (CDS). The use of Treasury futures added to performance during the reporting period. Meanwhile, performance from the use of CDS and interest rate swaps did not materially impact performance.
Outlook: In 2022, the global economy has potential to transition from a highly unusual pandemic recovery to a more normal expansion. Growth will likely remain above trend in major economies, as a recovery in services consumption and inventory rebuilding offset the impact of waning fiscal stimulus. China is a notable exception. We expect growth to moderate from 8% in 2021 to 5% in 2022 as policymakers tolerate slower growth in the near term for a more resilient economy in the long run.
Inflation surprised sharply to the upside in 2021 due to excess demand for durable goods and a squeeze in labor supply; it remains the biggest source of macro uncertainty. For now, an inflation spiral does not appear to be underway. Higher prices are leading households in advanced economies to delay rather than pull forward new purchases. In addition, a demand rotation from goods to services should allow supply bottlenecks to ease, and there are tentative signs of moderating cost-push inflation. But even as so-called “transitory” drivers ease, inflation may remain underpinned by underlying price pressures. Inflation expectations and wage growth - two key signposts of medium-term price pressures - paint a firm inflation picture.
The persistence of high inflation, breadth of price increases, and increase in wage growth has pulled forward policy normalization. We expect the Fed to deliver the first of four rate hikes in March 2022, with risks skewed toward more tightening depending on financial conditions and inflation. Hiking cycles are also underway - or set to soon commence - in the UK, Canada, New Zealand and Norway, while some emerging market economies may be nearing the end of their hiking cycles. Central banks in Europe, Australia, Japan and China - where we expect easy policy stances to be maintained in 2022 - are notable exceptions.
There will be a sizeable reduction in central bank bond buying in 2022. The Fed will open the year with an accelerated pace of asset purchase taper and could begin unwinding its balance sheet by the third quarter. The Bank of England will cease reinvestments of maturing securities held on its balance sheet once its rate reaches 0.5%, which may be as soon as February. Meanwhile, the European Central Bank’s (“ECB”) Pandemic Emergency Purchase Program (“PEPP”) will end in March. That said, we think the ECB’s new quantitative easing formulation is dovish, as its Asset Purchase Program will be increased for two quarters and PEPP-related reinvestments will continue until 2024, a year longer than previously guided.
Regarding the securitized strategy, we remain underweight the agency MBS sector, as we expect continued underperformance in the near term. MBS valuations are expensive given relentless purchases under the fourth phase of quantitative easing (“QE”). The Fed’s tapering of MBS purchases will end balance sheet expansion by March 2022, and there is potential for an accelerated rundown of its balance sheet (“quantitative tightening”) as early as the third quarter of 2022. MBS supply is expected to remain elevated, given the buoyant housing market, at a time when the Fed is pulling away. We remain overweight higher-coupon MBS versus intermediate- and lower-coupon MBS. We think higher-coupon MBS offers attractive carry as rate sensitivity shifts to lower-coupon MBS. We remain overweight Ginnie Mae versus conventional MBS due to attractive pricing and a more muted impact from QE tapering. We are overweight securitized credit sectors, with a preference for CLOs and commercial MBS.

In terms of corporate credit, we continue to maintain a moderate overweight position. While we are aware of the uncertainty posed by the Omicron variant, we expect continued economic recoveries to underpin strong corporate fundamentals. We continue to favor credit-curve “steepeners” that offer attractive carry and roll. As such, we are overweight short- and intermediate-maturity bonds versus longer-dated corporates. We also maintain our bias to overweight lower quality investment grade corporate bonds.
Wellington Commentary
Most global investment grade fixed income sectors generated negative total returns during the year. Sovereign yields moved sharply higher across many developed markets as growth outlook improved and major central banks laid the groundwork for policy normalization and started to reduce monetary stimulus at varying speeds. Credit spreads had mixed results; most investment grade fixed income credit spreads were generally flat to modestly tighter over the period while high yield spreads tightened more. Global gross domestic product growth slowed but continued to expand across most countries by the end of the period. Inflation rose to multi-decade highs across a number of countries, driven by strong demand but also plagued by ongoing supply chain disruptions and labor shortages.
Central banks maintained policy accommodation early in the year, but later shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The Fed accelerated the timeline for tapering its large-scale asset purchase program and projected three rate hikes in both 2022 and 2023. The Bank of England hiked rates for the first time since the onset of the pandemic, citing persistent price pressures. While it expects to keep its policy rate on hold through the end of 2022, the ECB announced it would conclude its purchases under its pandemic emergency purchase program by March 2022. The U.S. dollar strengthened versus most currencies over the period.
Global sovereign yield curves flattened during the period driven by increasing short-term yields following a hawkish pivot by major developed market central banks. Policymakers announced plans to dial back monetary stimulus as inflation concerns persisted into the end of the period. Omicron concerns did not delay monetary policy tightening plans, as most central banks remained focused on upside inflation risks.
Absolute returns were negative for most investment grade fixed income sectors over the period, as central banks scaled back accommodative policies implemented to address the pandemic and anticipated interest rate hikes to combat rising inflation. High yield fixed income sectors had positive absolute returns. On an excess return basis, emerging markets debt and MBS sectors were among the worst performers while most fixed income sectors had positive excess returns for the period.
For the portion of the Fund that Wellington sub-advises, the portfolio’s duration posture and inflation positioning via an allocation to treasury inflation-protected securities were the primary contributors to performance. During the period, coupon income helped to cushion against the impact of higher sovereign yields across some sectors. Exposure to securitized sectors had a positive impact on relative performance from an allocation to collateralized loan obligations, commercial MBS, and non-agency MBS. Positioning within agency MBS pass-throughs detracted from relative performance as the market digested Fed announcements at various times throughout the year. Positioning within investment grade credit had a negative overall impact on account of security selection within the financials and industrials sectors, while an overweight to the sectors contributed positively to results as credit spreads recouped by year-end some of their earlier widening. The portfolio used credit default swaps to tactically manage credit exposure. These positions contributed to relative returns. The portfolio also used bond futures, primarily to manage overall duration and to take tactical duration and yield curve positions. These positions modestly detracted from relative returns.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-1.21%	3.96%	3.36%
Investor Class	-1.55%	3.57%	3.02%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2021 (unaudited)
Rating	Percentage of Fund Investments
Aaa	61.85%
Aa1	0.21
Aa2	0.50
Aa3	0.71
A1	2.84
A2	3.86
A3	2.53
Baa1	7.01
Baa2	7.12
Baa3	4.80
Ba1	0.74
Ba2	0.14
Equities	0.00
Not Rated	7.04
Short Term Investments	0.65
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$ 998.70	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.79
Investor Class
Actual	$1,000.00	$ 996.90	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.57
* Expenses are equal to the Fund's annualized expense ratio of 0.35% for the Institutional Class shares and 0.70% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 7.52%
	Affirm Asset Securitization Trust(a)
	Series 2020-Z1 Class A
$ 52,483	3.46%, 10/15/2024	$ 53,485
	Series 2020-Z2 Class A
156,476	1.90%, 01/15/2025	157,223
344,830	Ajax Mortgage Loan Trust(a)(b) Series 2021-C Class A 2.12%, 01/25/2061	341,568
155,000	AmeriCredit Automobile Receivables Trust Series 2019-3 Class D 2.58%, 09/18/2025	157,560
425,000	Anchorage Capital Ltd(a)(c) Series 2016-8A Class AR2A 1.33%, 10/27/2034 3-mo. LIBOR + 1.20%	425,536
450,000	Avant Loans Funding Trust(a) Series 2021-REV1 Class A 1.21%, 07/15/2030	446,282
610,000	Barings Ltd(a)(c) Series 2020-1A Class AR 1.27%, 10/15/2036 3-mo. LIBOR + 1.15%	610,107
	Bayview Koitere Fund Trust(a)(d)
	Series 2017-RT4 Class A
76,441	3.50%, 07/28/2057	77,662
	Series 2017-SPL3 Class A
30,094	4.00%, 11/28/2053	30,493
113,473	Bayview Mortgage Fund IV Trust(a)(d) Series 2017-RT3 Class A 3.50%, 01/28/2058	113,852
	Bayview Opportunity Master Fund IV Trust(a)(d)
	Series 2016-SPL2 Class A
46,559	4.00%, 06/28/2053	47,247
	Series 2017-RT1 Class A1
91,186	3.00%, 03/28/2057	91,635
	Series 2017-RT5 Class A
109,156	3.50%, 05/28/2069	110,276
	Series 2017-RT6 Class A
74,636	3.50%, 10/28/2057	74,668
	Series 2017-SPL4 Class A
109,048	3.50%, 01/28/2055	110,322
	Series 2017-SPL5 Class A
36,830	3.50%, 06/28/2057	37,355
122,496	BHG Securitization Trust(a) Series 2021-B Class A 0.90%, 10/17/2034	121,774
	BlueMountain Ltd(a)(c)
	Series 2019-24A Class AR
410,000	1.23%, 04/20/2034 3-mo. LIBOR + 1.10%	408,435
	Series 2021-33A Class A
500,000	1.27%, 11/20/2034 3-mo. LIBOR + 1.19%	500,185
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,590,000	BlueMountain XXXI Ltd(a)(c) Series 2021-31A Class A1 1.27%, 04/19/2034 3-mo. LIBOR + 1.15%	$ 1,588,281
285,000	Carlyle Global Market Strategies Ltd(a)(c) Series 2021-2A Class A1 1.21%, 04/20/2034 3-mo. LIBOR + 1.08%	284,231
90,749	CF Hippolyta LLC(a) Series 2020-1 Class A2 1.99%, 07/15/2060	89,128
2,000,000	CFIP Ltd(a)(c) Series 2021-1A Class A 1.33%, 01/20/2035 3-mo. LIBOR + 1.22%	2,000,810
	CIFC Funding Ltd(a)(c)
	Series 2012-2RA Class A1
314,458	0.93%, 01/20/2028 3-mo. LIBOR + 0.80%	314,514
	Series 2020-2A Class AR
385,000	1.31%, 10/20/2034 3-mo. LIBOR + 1.17%	385,209
	Citigroup Mortgage Loan Trust Inc(a)
	Series 2018-RP1 Class A1
44,337	3.00%, 09/25/2064(d)	45,100
	Series 2019-E Class A1
161,926	3.23%, 11/25/2070(b)	162,023
365,000	Credit Acceptance Auto Loan Trust(a) Series 2021-3A Class A 1.00%, 05/15/2030	362,007
	Domino's Pizza Master Issuer LLC(a)
	Series 2018-1A Class A2I
189,150	4.12%, 07/25/2048	193,331
	Series 2019-1A Class A2
103,163	3.67%, 10/25/2049	108,579
	Series 2021-1A Class A2I
527,350	2.66%, 04/25/2051	529,570
135,000	Drive Auto Receivables Trust Series 2019-4 Class D 2.70%, 02/16/2027	137,253
	Dryden Ltd(a)(c)
	Series 2018-64A Class A
315,000	1.09%, 04/18/2031 3-mo. LIBOR + 0.97%	315,003
	Series 2020-86A Class A1R
700,000	1.22%, 07/17/2034 3-mo. LIBOR + 1.10%	698,427
	Exeter Automobile Receivables Trust(a)
	Series 2019-4A Class D
410,000	2.58%, 09/15/2025	416,646
	Series 2020-1A Class D
130,000	2.73%, 12/15/2025	132,657
700,000	Ford Credit Floorplan Master Owner Trust A Series 2018-2 Class A 3.17%, 03/15/2025	720,214

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,690,000	Harriman Park Ltd(a)(c) Series 2020-1A Class A1R 1.25%, 04/20/2034 3-mo. LIBOR + 1.12%	$ 1,689,087
151,566	Kubota Credit Owner Trust(a) Series 2018-1A Class A4 3.21%, 01/15/2025	151,729
1,315,000	Madison Park Funding Ltd(a)(c) Series 2021-38A Class A 1.25%, 07/17/2034 3-mo. LIBOR + 1.12%	1,313,509
9,325	Marlette Funding Trust(a) Series 2019-4A Class A 2.39%, 12/17/2029	9,339
185,000	Mercury Financial Credit Card Master Trust(a) Series 2021-1A Class A 1.54%, 03/20/2026	184,828
34,272	MetLife Securitization Trust(a)(d) Series 2017-1A Class A 3.00%, 04/25/2055	34,907
	Mill City Mortgage Loan Trust(a)(d)
	Series 2017-3 Class A1
98,865	2.75%, 01/25/2061	100,089
	Series 2018-1 Class A1
143,148	3.25%, 05/25/2062	145,299
	Series 2018-2 Class A1
95,686	3.50%, 05/25/2058	97,107
	Series 2018-3 Class A1
92,628	3.47%, 08/25/2058	94,552
232,891	Navient Private Education Refi Loan Trust(a) Series 2021-EA Class A 0.97%, 12/16/2069	228,916
680,000	Neuberger Berman Ltd(a)(c) Series 2015-20A Class ARR 1.28%, 07/15/2034 3-mo. LIBOR + 1.16%	680,208
1,500,000	NextGear Floorplan Master Owner Trust(a) Series 2021-1A Class A 0.85%, 07/15/2026	1,477,197
255,000	Northwoods Capital XV Ltd(a)(c) Series 2017-15A Class A1R 1.42%, 06/20/2034 3-mo. LIBOR + 1.21%	255,037
63,719	Onemain Financial Issuance Trust(a) Series 2018-1A Class A 3.30%, 03/14/2029	63,758
1,030,000	OZLM Ltd(a)(c) Series 2018-18A Class A 1.14%, 04/15/2031 3-mo. LIBOR + 1.02%	1,030,029
205,000	Prestige Auto Receivables Trust(a) Series 2020-1A Class D 1.62%, 11/16/2026	204,082
326,979	Pretium Mortgage Credit Partners(a)(b) Series 2021-RN2 Class A1 1.74%, 07/25/2051	324,131
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,180,000	Regatta VI Funding Ltd(a)(c) Series 2016-1A Class AR2 1.29%, 04/20/2034 3-mo. LIBOR + 1.16%	$ 1,179,350
202,064	Regional Management Issuance Trust(a) Series 2019-1 Class A 3.05%, 11/15/2028	202,776
1,345,000	RR LLC(a)(c) Series 2017-1A Class A1AB 1.27%, 07/15/2035 3-mo. LIBOR + 1.15%	1,345,204
1,150,000	RR Ltd(a)(c) Series 2021-16A Class A1 1.23%, 07/15/2036 3-mo. LIBOR + 1.11%	1,148,076
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
210,000	2.68%, 10/15/2025	212,768
	Series 2020-4 Class D
70,000	1.48%, 01/15/2027	70,203
	Sound Point Ltd(a)(c)
	Series 2013-2RA Class A1
409,000	1.07%, 04/15/2029 3-mo. LIBOR + 0.95%	408,061
	Series 2019-4A Class A1A
274,000	1.52%, 01/15/2033 3-mo. LIBOR + 1.40%	274,021
	Series 2021-1A Class A
645,000	1.19%, 04/25/2034 3-mo. LIBOR + 1.07%	641,481
145,000	Summit Issuer LLC(a) Series 2020-1A Class A2 2.29%, 12/20/2050	143,680
700,000	Symphony Ltd(a)(c) Series 2021-25A Class A 1.10%, 04/19/2034 3-mo. LIBOR + 0.98%	696,952
2,800,000	TCW Ltd(a)(c) Series 2019-1A Class ASNR 1.38%, 08/16/2034 3-mo. LIBOR + 1.22%	2,800,000
645,000	Thompson Park Ltd(a)(c) Series 2021-FILM Class B 1.12%, 04/15/2034 3-mo. LIBOR + 1.00%	640,091
	Towd Point Mortgage Trust(a)(d)
	Series 2016-4 Class A1
28,952	2.25%, 07/25/2056	29,048
	Series 2017-1 Class A1
261,670	2.75%, 10/25/2056	263,926
	Series 2017-2 Class A1
33,540	2.75%, 04/25/2057	33,801
	Series 2017-4 Class A1
301,829	2.75%, 06/25/2057	306,733
	Series 2017-6 Class A1
324,993	2.75%, 10/25/2057	329,002
	Series 2018-1 Class A1
33,694	3.00%, 01/25/2058	34,119

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2018-2 Class A1
$ 139,014	3.25%, 03/25/2058	$ 141,938
	Series 2018-3 Class A1
115,490	3.75%, 05/25/2058	119,414
	Series 2018-5 Class A1A
274,666	3.25%, 07/25/2058	278,736
	Series 2019-1 Class A1
434,418	3.68%, 03/25/2058	449,200
525,000	Toyota Lease Owner Trust(a) Series 2021-B Class A3 0.42%, 10/21/2024	520,535
172,354	Tricolor Auto Securitization Trust(a) Series 2021-1A Class A 0.74%, 04/15/2024	172,234
	Upstart Securitization Trust(a)
	Series 2021-3 Class A
159,931	0.83%, 07/20/2031	159,354
	Series 2021-4 Class A
371,600	0.84%, 09/20/2031	367,935
	VCAT LLC(a)(b)
	Series 2021-NPL2 Class A1
104,536	2.12%, 03/27/2051	104,304
	Series 2021-NPL4 Class A1
491,272	1.87%, 08/25/2051	484,047
	Series 2021-NPL5 Class A1
571,633	1.87%, 08/25/2051	564,054
	Series 2021-NPL6 Class A1
698,437	1.92%, 09/25/2051	686,479
	Venture Ltd(a)(c)
	Series 2014-17A Class ARR
894,568	1.00%, 04/15/2027 3-mo. LIBOR + 0.88%	894,580
	Series 2019-37A Class A1R
870,000	1.27%, 07/15/2032 3-mo. LIBOR + 1.15%	869,665
	Series 2021-42A Class A1A
645,000	1.25%, 04/15/2034 3-mo. LIBOR + 1.13%	643,607
	Series 2021-43A Class A1
510,000	1.36%, 04/15/2034 3-mo. LIBOR + 1.24%	510,527
566,678	Vericrest Opportunity Loan Transferee(a)(b) Series 2021-NP11 Class A1 1.87%, 08/25/2051	562,513
98,463	Verus Securitization Trust(a)(b) Series 2020-NPL1 Class A1 3.60%, 08/25/2050	98,538
419,434	VOLT CIII LLC(a)(b) Series 2021-CF1 Class A1 1.99%, 08/25/2051	419,434
389,168	VOLT XCIII LLC(a)(b) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	386,065
1,040,000	Wellfleet Ltd(a)(c) Series 2019-XA Class A1R 1.30%, 07/20/2032 3-mo. LIBOR + 1.17%	1,039,998
Principal Amount		Fair Value
Non-Agency — (continued)
$ 57,600	Wendy's Funding LLC(a) Series 2018-1A Class A2II 3.88%, 03/15/2048	$ 59,800
	Westlake Automobile Receivables Trust(a)
	Series 2019-3A Class D
300,000	2.72%, 11/15/2024	305,104
	Series 2020-3A Class D
195,000	1.65%, 02/17/2026	195,464
99,500	Wingstop Funding LLC(a) Series 2020-1A Class A2 2.84%, 12/05/2050	99,346
1,450,000	Zais Ltd(a)(c) Series 2020-15A Class A1R 1.48%, 07/28/2032 3-mo. LIBOR + 1.35%	1,448,340
TOTAL ASSET-BACKED SECURITIES — 7.52% (Cost $42,907,975)		$ 42,822,955
CORPORATE BONDS AND NOTES
Basic Materials — 0.71%
	Air Products & Chemicals Inc
25,000	1.50%, 10/15/2025	25,079
50,000	1.85%, 05/15/2027	50,713
485,000	DuPont de Nemours Inc 4.21%, 11/15/2023	512,873
425,000	Glencore Funding LLC(a) 2.63%, 09/23/2031	413,045
1,775,000	International Flavors & Fragrances Inc(a) 1.83%, 10/15/2027	1,742,602
475,000	Newcrest Finance Property Ltd(a) 3.25%, 05/13/2030	497,475
20,000	Sherwin-Williams Co 2.30%, 05/15/2030	19,945
525,000	Teck Resources Ltd(e) 3.90%, 07/15/2030	564,037
185,000	Vale Overseas Ltd 3.75%, 07/08/2030	191,477
		4,017,246
Communications — 4.52%
	Alibaba Group Holding Ltd
480,000	3.40%, 12/06/2027	508,112
200,000	2.13%, 02/09/2031	193,089
555,000	Amazon.com Inc 2.80%, 08/22/2024	580,927
	AT&T Inc
1,150,000	2.30%, 06/01/2027	1,169,957
2,115,000	4.35%, 03/01/2029	2,375,729
1,550,000	4.85%, 03/01/2039	1,852,676
95,000	3.65%, 06/01/2051	98,386
200,000	3.55%, 09/15/2055	200,726
522,000	3.80%, 12/01/2057	543,434
28,000	3.65%, 09/15/2059	28,277

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Communications — (continued)
$ 345,000	3.50%, 02/01/2061	$ 339,241
	Charter Communications Operating LLC / Charter Communications Operating Capital
150,000	4.91%, 07/23/2025	165,166
2,200,000	3.75%, 02/15/2028	2,356,826
195,000	2.30%, 02/01/2032	185,100
45,000	5.13%, 07/01/2049	52,199
40,000	4.80%, 03/01/2050	44,785
140,000	3.90%, 06/01/2052	140,387
500,000	3.85%, 04/01/2061	471,505
85,000	4.40%, 12/01/2061	87,933
	Comcast Corp
1,475,000	3.30%, 02/01/2027	1,584,599
55,000	3.40%, 07/15/2046	58,254
60,000	3.45%, 02/01/2050	64,069
105,000	2.80%, 01/15/2051	101,157
491,000	2.94%, 11/01/2056(a)	467,694
	Cox Communications Inc(a)
19,000	3.15%, 08/15/2024	19,801
185,000	2.60%, 06/15/2031	184,790
	Discovery Communications LLC
101,000	3.80%, 03/13/2024	105,939
30,000	5.20%, 09/20/2047	37,187
123,000	5.30%, 05/15/2049	154,000
245,000	4.65%, 05/15/2050	287,411
300,000	Fox Corp 5.48%, 01/25/2039	386,898
250,000	Netflix Inc(a) 4.88%, 06/15/2030	291,563
440,000	NTT Finance Corp(a) 1.16%, 04/03/2026	431,660
875,000	Tencent Holdings Ltd(a) 3.98%, 04/11/2029	951,733
	Time Warner Cable LLC
110,000	6.55%, 05/01/2037	143,910
65,000	4.50%, 09/15/2042	70,864
	T-Mobile USA Inc
100,000	2.05%, 02/15/2028	99,261
160,000	2.40%, 03/15/2029(a)(e)	161,549
1,225,000	3.88%, 04/15/2030	1,339,848
300,000	2.88%, 02/15/2031	296,280
300,000	3.50%, 04/15/2031	312,114
300,000	3.00%, 02/15/2041	292,892
120,000	4.50%, 04/15/2050	140,448
	Verizon Communications Inc
1,200,000	2.10%, 03/22/2028	1,202,286
1,925,000	4.33%, 09/21/2028	2,186,714
1,225,000	4.50%, 08/10/2033	1,440,173
200,000	2.65%, 11/20/2040	190,043
825,000	3.40%, 03/22/2041	863,728
125,000	2.85%, 09/03/2041	123,316
	ViacomCBS Inc
100,000	4.20%, 05/19/2032	112,797
65,000	4.38%, 03/15/2043	73,949
Principal Amount		Fair Value
Communications — (continued)
$ 115,000	Vodafone Group PLC 5.25%, 05/30/2048	$ 149,787
		25,721,169
Consumer, Cyclical — 0.55%
	AutoNation Inc
75,000	1.95%, 08/01/2028	73,336
500,000	4.75%, 06/01/2030	571,146
	AutoZone Inc
95,000	3.63%, 04/15/2025	101,304
15,000	4.00%, 04/15/2030	16,783
	General Motors Co
300,000	4.00%, 04/01/2025	320,866
200,000	5.20%, 04/01/2045	247,451
75,000	6.75%, 04/01/2046	107,167
125,000	General Motors Financial Co Inc 2.70%, 08/20/2027	127,146
275,000	Home Depot Inc 3.30%, 04/15/2040	298,148
250,000	Hyatt Hotels Corp 1.80%, 10/01/2024	250,223
135,000	Las Vegas Sands Corp 3.50%, 08/18/2026	136,645
	Lowe's Cos Inc
250,000	1.70%, 09/15/2028	244,965
50,000	3.70%, 04/15/2046	54,806
	McDonald's Corp
175,000	3.35%, 04/01/2023	180,150
115,000	4.45%, 03/01/2047	140,265
120,000	3.63%, 09/01/2049	132,687
130,000	Starbucks Corp 3.80%, 08/15/2025	140,250
		3,143,338
Consumer, Non-Cyclical — 4.27%
	AbbVie Inc
710,000	3.20%, 11/21/2029	759,127
550,000	4.88%, 11/14/2048	710,707
545,000	4.25%, 11/21/2049	655,184
	Alcon Finance Corp(a)
200,000	2.75%, 09/23/2026	206,696
200,000	2.60%, 05/27/2030	201,831
	Altria Group Inc
100,000	3.70%, 02/04/2051	93,212
125,000	4.00%, 02/04/2061	119,447
495,000	Amgen Inc 2.00%, 01/15/2032	479,315
	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc
725,000	4.70%, 02/01/2036	874,937
500,000	4.90%, 02/01/2046	631,968
85,000	Anheuser-Busch InBev Finance Inc 4.90%, 02/01/2046	106,708

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
	Anheuser-Busch InBev Worldwide Inc
$ 825,000	4.95%, 01/15/2042	$ 1,034,805
30,000	3.75%, 07/15/2042	32,700
80,000	4.60%, 04/15/2048	97,827
460,000	4.44%, 10/06/2048	549,802
150,000	5.55%, 01/23/2049	207,519
	Anthem Inc
55,000	2.88%, 09/15/2029	57,564
115,000	4.63%, 05/15/2042	142,907
140,000	Archer-Daniels-Midland Co 3.25%, 03/27/2030	152,175
200,000	Ashtead Capital Inc(a) 1.50%, 08/12/2026	196,330
	Astrazeneca Finance LLC
45,000	1.20%, 05/28/2026	44,427
540,000	1.75%, 05/28/2028	536,859
400,000	Bacardi Ltd(a) 5.30%, 05/15/2048	521,800
	BAT Capital Corp
430,000	2.79%, 09/06/2024	443,005
115,000	3.56%, 08/15/2027	120,612
215,000	2.26%, 03/25/2028	209,504
20,000	4.54%, 08/15/2047	20,917
325,000	4.76%, 09/06/2049	348,969
225,000	BAT International Finance PLC 1.67%, 03/25/2026	220,871
	Baxter International Inc(a)
680,000	2.27%, 12/01/2028	684,925
325,000	2.54%, 02/01/2032	328,321
450,000	Becton Dickinson and Co 4.67%, 06/06/2047	567,374
	Boston Scientific Corp
395,000	1.90%, 06/01/2025	399,444
300,000	3.75%, 03/01/2026	322,277
	Bristol Myers Squibb Co
85,000	3.20%, 06/15/2026	91,403
175,000	3.40%, 07/26/2029	191,626
110,000	5.00%, 08/15/2045	146,125
60,000	2.55%, 11/13/2050	56,758
240,000	Cargill Inc(a) 2.13%, 11/10/2031	236,628
200,000	Chapman University 2.07%, 04/01/2031	195,526
	Cigna Corp
580,000	1.25%, 03/15/2026	571,626
725,000	3.40%, 03/15/2050	752,511
	Coca-Cola Co
440,000	2.25%, 01/05/2032	447,177
100,000	3.00%, 03/05/2051	105,831
115,000	CommonSpirit Health 2.76%, 10/01/2024	118,604
209,000	Conagra Brands Inc 4.85%, 11/01/2028	241,089
140,000	Constellation Brands Inc 3.60%, 02/15/2028	151,160
	CVS Health Corp
515,000	4.78%, 03/25/2038	626,883
285,000	4.13%, 04/01/2040	327,206
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 400,000	Diageo Capital PLC 2.00%, 04/29/2030	$ 395,774
100,000	Estee Lauder Co Inc 2.60%, 04/15/2030	103,644
	General Mills Inc
200,000	3.70%, 10/17/2023	209,275
50,000	3.00%, 02/01/2051(e)	50,136
	Gilead Sciences Inc
85,000	2.50%, 09/01/2023	87,020
495,000	1.65%, 10/01/2030	474,424
235,000	GlaxoSmithKline Capital Inc 3.63%, 05/15/2025	253,076
245,000	GlaxoSmithKline Capital PLC 2.88%, 06/01/2022	247,014
	Global Payments Inc
160,000	1.20%, 03/01/2026	155,306
120,000	4.80%, 04/01/2026	133,220
85,000	2.15%, 01/15/2027	85,338
120,000	3.20%, 08/15/2029	124,987
100,000	2.90%, 05/15/2030	101,815
145,000	HCA Inc(e) 2.38%, 07/15/2031	142,746
	Hormel Foods Corp
130,000	0.65%, 06/03/2024	128,988
15,000	1.70%, 06/03/2028	14,942
	Howard University
100,000	2.80%, 10/01/2030	102,441
160,000	3.48%, 10/01/2041	159,592
145,000	Humana Inc 2.15%, 02/03/2032	140,205
310,000	JBS Finance Luxembourg SARL(a) 2.50%, 01/15/2027	306,516
225,000	JDE Peet's NV(a) 1.38%, 01/15/2027	217,286
145,000	Johnson & Johnson 3.55%, 03/01/2036	165,865
	Kaiser Foundation Hospitals
200,000	2.81%, 06/01/2041	201,080
335,000	3.00%, 06/01/2051	344,741
95,000	Kraft Heinz Foods Co 3.75%, 04/01/2030	102,545
	Merck & Co Inc
55,000	1.90%, 12/10/2028	55,259
215,000	2.15%, 12/10/2031	215,600
55,000	2.75%, 12/10/2051	54,422
	Mondelez International Inc
135,000	1.50%, 05/04/2025	135,125
20,000	2.75%, 04/13/2030	20,610
185,000	1.50%, 02/04/2031(e)	173,489
315,000	Northwestern Memorial Healthcare Obligated Group 1.77%, 07/15/2031	302,209
175,000	Novartis Capital Corp 2.20%, 08/14/2030	177,590
	Pfizer Inc
165,000	2.63%, 04/01/2030	173,838
170,000	1.70%, 05/28/2030	166,523
430,000	1.75%, 08/18/2031	419,884

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Consumer, Non-Cyclical — (continued)
$ 145,000	Quest Diagnostics Inc 2.80%, 06/30/2031	$ 149,706
	Royalty Pharma PLC
345,000	1.75%, 09/02/2027	338,954
185,000	2.20%, 09/02/2030	179,069
115,000	Sutter Health 3.36%, 08/15/2050	120,502
	Sysco Corp
50,000	4.45%, 03/15/2048	58,833
225,000	6.60%, 04/01/2050	349,532
200,000	Takeda Pharmaceutical Co Ltd 2.05%, 03/31/2030	195,850
50,000	Thermo Fisher Scientific Inc 1.75%, 10/15/2028	49,673
	UnitedHealth Group Inc
105,000	2.38%, 08/15/2024	108,715
65,000	3.75%, 10/15/2047	74,610
		24,308,188
Energy — 1.64%
	BP Capital Markets America Inc
115,000	1.75%, 08/10/2030	110,584
145,000	2.94%, 06/04/2051	139,180
400,000	3.38%, 02/08/2061	410,939
285,000	Canadian Natural Resources Ltd 3.90%, 02/01/2025	302,730
250,000	CNPC HK Overseas Capital Ltd(a) 5.95%, 04/28/2041	348,235
25,000	Eastern Gas Transmission & Storage Inc(a) 3.00%, 11/15/2029	25,798
	Energy Transfer LP
125,000	3.90%, 07/15/2026	134,417
105,000	5.25%, 04/15/2029	120,267
175,000	5.35%, 05/15/2045	200,977
140,000	6.13%, 12/15/2045	174,143
550,000	5.00%, 05/15/2050	632,884
	Enterprise Products Operating LLC
160,000	4.80%, 02/01/2049	194,721
200,000	3.70%, 01/31/2051	209,827
45,000	3.30%, 02/15/2053	44,757
	Equinor ASA
205,000	3.63%, 04/06/2040	227,750
90,000	3.70%, 04/06/2050	103,021
	Exxon Mobil Corp
35,000	3.48%, 03/19/2030	38,324
210,000	4.23%, 03/19/2040	247,906
	Galaxy Pipeline Assets Bidco Ltd
260,000	2.94%, 09/30/2040(a)	258,756
390,000	2.94%, 09/30/2040	388,050
100,000	Halliburton Co 4.85%, 11/15/2035	117,527
145,000	Hess Corp 7.30%, 08/15/2031	193,060
Principal Amount		Fair Value
Energy — (continued)
$ 320,000	KazMunayGas National Co JSC 5.38%, 04/24/2030	$ 372,960
200,000	Lukoil Securities BV 3.88%, 05/06/2030	203,660
	Marathon Petroleum Corp
150,000	4.70%, 05/01/2025	163,638
15,000	4.75%, 09/15/2044	17,652
	MPLX LP
300,000	4.00%, 02/15/2025	319,949
70,000	1.75%, 03/01/2026	69,296
35,000	4.13%, 03/01/2027	38,293
75,000	4.25%, 12/01/2027	83,071
475,000	4.50%, 04/15/2038	531,930
160,000	4.90%, 04/15/2058	184,119
550,000	Plains All American Pipeline LP / PAA Finance Corp 3.80%, 09/15/2030	574,333
	Qatar Energy(a)
770,000	2.25%, 07/12/2031	762,737
300,000	3.30%, 07/12/2051	308,810
60,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	65,722
	Shell International Finance BV
285,000	3.25%, 04/06/2050	303,221
145,000	3.00%, 11/26/2051	147,329
	TransCanada PipeLines Ltd
115,000	1.00%, 10/12/2024	113,986
195,000	4.10%, 04/15/2030	217,519
115,000	2.50%, 10/12/2031	114,374
125,000	Valero Energy Corp 4.00%, 04/01/2029	136,022
		9,352,474
Financial — 11.57%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
1,350,000	6.50%, 07/15/2025	1,542,699
725,000	2.45%, 10/29/2026	730,945
400,000	3.00%, 10/29/2028	405,654
565,000	3.30%, 01/30/2032	575,606
1,600,000	Air Lease Corp 2.88%, 01/15/2026	1,650,304
200,000	American Express Co 4.20%, 11/06/2025	219,974
	American International Group Inc
640,000	2.50%, 06/30/2025	659,901
750,000	3.40%, 06/30/2030	811,022
	American Tower Corp
140,000	1.45%, 09/15/2026	136,987
240,000	1.50%, 01/31/2028	229,610
350,000	Athene Global Funding(a) 2.65%, 10/04/2031	345,323
1,675,000	Avolon Holdings Funding Ltd(a) 2.88%, 02/15/2025	1,711,028

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Financial — (continued)
$ 1,000,000	Banco Santander SA 4.25%, 04/11/2027	$ 1,099,421
	Bank of America Corp
35,000	3.86%, 07/23/2024	36,465
715,000	3.88%, 08/01/2025	774,995
190,000	2.46%, 10/22/2025	195,142
515,000	1.66%, 03/11/2027	511,384
95,000	3.56%, 04/23/2027	101,588
1,975,000	4.18%, 11/25/2027	2,160,932
830,000	3.82%, 01/20/2028	898,787
500,000	3.59%, 07/21/2028	538,140
315,000	2.88%, 10/22/2030	325,252
200,000	2.59%, 04/29/2031	202,035
1,705,000	1.92%, 10/24/2031	1,632,464
90,000	2.69%, 04/22/2032	91,334
370,000	2.30%, 07/21/2032	363,787
175,000	2.57%, 10/20/2032	175,841
435,000	6.11%, 01/29/2037	585,150
525,000	3.31%, 04/22/2042	551,786
250,000	4.08%, 03/20/2051	300,707
	Bank of New York Mellon Corp
45,000	1.95%, 08/23/2022	45,439
190,000	2.66%, 05/16/2023	191,423
105,000	2.10%, 10/24/2024	107,691
1,725,000	Barclays PLC 2.85%, 05/07/2026	1,779,090
170,000	Berkshire Hathaway Finance Corp 4.20%, 08/15/2048	206,295
130,000	Berkshire Hathaway Inc 3.13%, 03/15/2026	138,826
450,000	BlackRock Inc 1.90%, 01/28/2031	443,444
	BNP Paribas SA(a)
1,800,000	2.22%, 06/09/2026	1,816,743
200,000	1.32%, 01/13/2027	194,612
200,000	2.16%, 09/15/2029	196,067
400,000	BOC Aviation Corp(a) 1.63%, 04/29/2024	399,395
	BPCE SA(a)
1,675,000	1.65%, 10/06/2026	1,652,611
260,000	2.05%, 10/19/2027	257,766
425,000	3.12%, 10/19/2032	426,358
	Citigroup Inc
550,000	3.35%, 04/24/2025	574,282
760,000	0.98%, 05/01/2025	754,007
430,000	3.70%, 01/12/2026	464,948
925,000	1.46%, 06/09/2027	909,221
1,025,000	4.45%, 09/29/2027	1,142,896
700,000	3.89%, 01/10/2028	758,918
330,000	2.57%, 06/03/2031	332,854
300,000	2.52%, 11/03/2032	299,645
1,500,000	Credit Suisse Group AG(a) 4.28%, 01/09/2028	1,628,258
200,000	Danske Bank A/S(a) 5.38%, 01/12/2024	215,292
775,000	Deutsche Bank AG 3.04%, 05/28/2032	780,919
Principal Amount		Fair Value
Financial — (continued)
$ 625,000	Duke Realty LP 1.75%, 07/01/2030	$ 593,793
	Equinix Inc REIT
30,000	1.80%, 07/15/2027	29,512
160,000	2.00%, 05/15/2028	157,037
155,000	2.50%, 05/15/2031	154,892
485,000	Equitable Financial Life Global Funding(a) 1.80%, 03/08/2028	476,926
600,000	Essex Portfolio LP 3.00%, 01/15/2030	628,810
215,000	Fifth Third Bancorp 2.38%, 01/28/2025	220,720
100,000	GLP Capital LP / GLP Financing II Inc REIT 5.30%, 01/15/2029	113,520
	Goldman Sachs Group Inc
275,000	0.93%, 10/21/2024	273,817
1,160,000	2.62%, 04/22/2032	1,168,331
345,000	2.38%, 07/21/2032	339,686
60,000	1.17%, 10/21/2032	60,375
525,000	Healthcare Realty Trust Inc 2.05%, 03/15/2031	501,775
225,000	Host Hotels & Resorts LP 2.90%, 12/15/2031	221,714
	HSBC Holdings PLC
650,000	0.98%, 05/24/2025	642,141
655,000	1.59%, 05/24/2027	640,547
175,000	Invitation Homes Operating Partnership LP 2.30%, 11/15/2028	173,093
	JPMorgan Chase & Co
135,000	3.80%, 07/23/2024	140,694
265,000	4.02%, 12/05/2024	279,407
690,000	3.22%, 03/01/2025	717,300
855,000	2.95%, 10/01/2026	902,575
215,000	3.96%, 01/29/2027	232,305
560,000	3.51%, 01/23/2029	599,895
175,000	3.70%, 05/06/2030	191,249
200,000	2.52%, 04/22/2031	202,146
700,000	1.76%, 11/19/2031	663,457
110,000	1.95%, 02/04/2032	105,948
270,000	2.58%, 04/22/2032	273,469
405,000	2.55%, 11/08/2032	407,277
80,000	3.11%, 04/22/2041	82,852
95,000	3.11%, 04/22/2051	98,151
220,000	Keycorp 2.55%, 10/01/2029	225,246
1,725,000	Macquarie Group Ltd(a) 1.34%, 01/12/2027	1,678,325
	Marsh & McLennan Cos Inc
230,000	4.05%, 10/15/2023	240,754
195,000	3.88%, 03/15/2024	206,237
55,000	4.38%, 03/15/2029	62,694
105,000	4.75%, 03/15/2039	130,933
99,000	Massachusetts Mutual Life Insurance Co(a) 3.73%, 10/15/2070	109,557
	Mastercard Inc
625,000	3.30%, 03/26/2027	675,394

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Financial — (continued)
$ 155,000	2.95%, 03/15/2051	$ 160,371
	Morgan Stanley
1,000,000	4.10%, 05/22/2023	1,041,529
230,000	2.72%, 07/22/2025	237,014
130,000	1.16%, 10/21/2025	128,973
385,000	3.63%, 01/20/2027	417,401
1,850,000	3.95%, 04/23/2027	2,036,629
865,000	1.59%, 05/04/2027	856,473
600,000	3.77%, 01/24/2029	652,905
100,000	4.43%, 01/23/2030	113,956
295,000	2.70%, 01/22/2031	301,810
695,000	1.79%, 02/13/2032	657,849
580,000	1.93%, 04/28/2032	554,199
45,000	2.51%, 10/20/2032	44,952
425,000	2.48%, 09/16/2036	409,254
500,000	Nationwide Building Society(a) 3.96%, 07/18/2030	549,320
65,000	Nationwide Mutual Insurance Co(a) 4.35%, 04/30/2050	74,450
55,000	New York Life Insurance Co(a) 3.75%, 05/15/2050	62,595
500,000	Nomura Holdings Inc 2.61%, 07/14/2031	493,410
180,000	Progressive Corp 3.20%, 03/26/2030	194,196
	Realty Income Corp
95,000	3.40%, 01/15/2028	102,453
10,000	2.20%, 06/15/2028	10,094
425,000	Santander Holdings USA Inc 3.70%, 03/28/2022	426,820
	SBA Tower Trust REIT(a)
80,000	3.45%, 03/15/2023	80,386
155,000	2.84%, 01/15/2025	159,017
405,000	State Street Corp 3.78%, 12/03/2024	426,380
	Truist Bank
200,000	3.30%, 05/15/2026	212,665
750,000	2.25%, 03/11/2030	748,045
475,000	Truist Financial Corp 1.89%, 06/07/2029	467,731
350,000	US Bancorp(f) 3.70%, Perpetual	349,930
75,000	Visa Inc 4.30%, 12/14/2045	94,377
	Wells Fargo & Co
415,000	2.41%, 10/30/2025	425,363
250,000	2.19%, 04/30/2026	254,416
750,000	4.30%, 07/22/2027	835,599
360,000	2.39%, 06/02/2028	365,878
250,000	2.88%, 10/30/2030	259,897
130,000	5.01%, 04/04/2051	177,519
220,000	Welltower Inc REIT 4.00%, 06/01/2025	236,938
475,000	Westpac Banking Corp 4.11%, 07/24/2034	512,619
	Willis North America Inc
85,000	3.60%, 05/15/2024	89,025
Principal Amount		Fair Value
Financial — (continued)
$ 765,000	2.95%, 09/15/2029	$ 783,125
		65,909,380
Industrial — 1.88%
	Boeing Co
30,000	2.70%, 02/01/2027	30,504
365,000	5.04%, 05/01/2027	410,988
1,575,000	3.45%, 11/01/2028	1,646,998
200,000	5.81%, 05/01/2050	270,825
200,000	Burlington Northern Santa Fe LLC 4.05%, 06/15/2048	240,514
	Canadian Pacific Railway Co
400,000	2.05%, 03/05/2030	394,242
180,000	2.45%, 12/02/2031	183,524
205,000	Caterpillar Inc 2.60%, 04/09/2030	213,620
15,000	CSX Corp 4.50%, 03/15/2049	18,617
435,000	DAE Funding LLC(a) 1.55%, 08/01/2024	431,738
200,000	GE Capital International Funding Co 4.42%, 11/15/2035	238,672
575,000	General Electric Co 5.88%, 01/14/2038	782,192
	John Deere Capital Corp
90,000	3.20%, 01/10/2022	90,040
40,000	1.20%, 04/06/2023	40,301
105,000	3.45%, 06/07/2023	108,827
160,000	2.60%, 03/07/2024	165,455
75,000	1.75%, 03/09/2027	75,510
20,000	3.45%, 03/07/2029	22,026
	L3Harris Technologies Inc
320,000	3.85%, 06/15/2023	332,374
32,000	4.40%, 06/15/2028	35,917
	Lockheed Martin Corp
70,000	3.80%, 03/01/2045	80,018
47,000	4.09%, 09/15/2052	58,069
800,000	Martin Marietta Materials Inc 3.20%, 07/15/2051	809,277
265,000	Northrop Grumman Corp 5.15%, 05/01/2040	343,802
	Otis Worldwide Corp
150,000	2.57%, 02/15/2030	152,156
300,000	3.11%, 02/15/2040	307,724
	Raytheon Technologies Corp
535,000	3.95%, 08/16/2025	580,112
290,000	2.38%, 03/15/2032	289,685
30,000	4.45%, 11/16/2038	36,156
60,000	4.63%, 11/16/2048	76,861
45,000	3.03%, 03/15/2052	45,216
485,000	Siemens Financieringsmaatschappij NV(a) 1.20%, 03/11/2026	477,086
	Union Pacific Corp
25,000	2.40%, 02/05/2030	25,477
875,000	2.38%, 05/20/2031(e)	891,891

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Industrial — (continued)
	Waste Management Inc(e)
$ 600,000	1.15%, 03/15/2028	$ 572,608
85,000	2.00%, 06/01/2029	84,912
145,000	Worthington Industries Inc 4.30%, 08/01/2032	160,326
		10,724,260
Technology — 2.64%
550,000	Adobe Inc 2.15%, 02/01/2027	565,758
	Apple Inc
305,000	3.85%, 08/04/2046	361,415
525,000	2.65%, 02/08/2051	516,183
	Broadcom Inc
12,000	4.11%, 09/15/2028	13,156
166,000	4.15%, 11/15/2030	184,103
130,000	4.30%, 11/15/2032	146,091
280,000	2.60%, 02/15/2033(a)	272,971
686,000	3.42%, 04/15/2033(a)	719,135
266,000	3.47%, 04/15/2034(a)	278,414
417,000	3.14%, 11/15/2035(a)	419,485
329,000	3.19%, 11/15/2036(a)	328,427
	CDW LLC / CDW Finance Corp
90,000	2.67%, 12/01/2026	92,214
80,000	3.28%, 12/01/2028	81,971
80,000	3.57%, 12/01/2031	83,231
257,000	Dell International LLC / EMC Corp 8.10%, 07/15/2036	391,051
315,000	Fidelity National Information Services Inc 2.25%, 03/01/2031	308,050
	Fiserv Inc
315,000	3.80%, 10/01/2023	329,280
1,600,000	3.20%, 07/01/2026	1,691,716
325,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	435,295
	Intel Corp
220,000	2.80%, 08/12/2041	219,460
135,000	3.73%, 12/08/2047	153,765
185,000	3.25%, 11/15/2049	195,252
290,000	3.05%, 08/12/2051	296,638
500,000	Intuit Inc 1.35%, 07/15/2027	488,981
260,000	Kyndryl Holdings Inc(a) 3.15%, 10/15/2031	252,203
425,000	Lam Research Corp 1.90%, 06/15/2030	417,941
	Marvell Technology Inc
5,000	2.45%, 04/15/2028	5,071
365,000	2.95%, 04/15/2031	371,912
295,000	Microchip Technology Inc 2.67%, 09/01/2023	301,282
	Microsoft Corp
135,000	2.53%, 06/01/2050	131,650
103,000	2.68%, 06/01/2060	102,659
	NVIDIA Corp
480,000	1.55%, 06/15/2028	476,169
Principal Amount		Fair Value
Technology — (continued)
$ 105,000	3.50%, 04/01/2040	$ 118,000
	NXP BV / NXP Funding LLC(a)
295,000	4.88%, 03/01/2024	316,891
71,000	5.35%, 03/01/2026	80,224
	NXP BV / NXP Funding LLC / NXP USA Inc(a)
275,000	3.15%, 05/01/2027	289,197
89,000	4.30%, 06/18/2029	99,709
	Oracle Corp
425,000	2.30%, 03/25/2028	423,683
625,000	3.60%, 04/01/2040	626,784
30,000	4.00%, 07/15/2046	31,138
880,000	3.60%, 04/01/2050	861,642
145,000	3.95%, 03/25/2051	150,526
35,000	4.10%, 03/25/2061	36,478
570,000	salesforce.com Inc 1.95%, 07/15/2031	564,666
425,000	Skyworks Solutions Inc 3.00%, 06/01/2031	428,375
	VMware Inc
100,000	1.80%, 08/15/2028	97,315
300,000	2.20%, 08/15/2031	294,658
		15,050,215
Utilities — 2.88%
	Alabama Power Co
125,000	2.45%, 03/30/2022	125,399
335,000	3.45%, 10/01/2049	354,952
425,000	Alliant Energy Finance LLC(a) 4.25%, 06/15/2028	469,040
	American Water Capital Corp
125,000	3.75%, 09/01/2028	137,090
175,000	4.15%, 06/01/2049	206,551
1,475,000	Avangrid Inc 3.20%, 04/15/2025	1,550,084
350,000	Berkshire Hathaway Energy Co 3.70%, 07/15/2030	386,531
5,000	Cleco Corporate Holdings LLC 4.97%, 05/01/2046	6,038
105,000	Commonwealth Edison Co 3.65%, 06/15/2046	116,262
190,000	Consolidated Edison Co of New York Inc 3.20%, 12/01/2051	190,395
195,000	Dominion Energy Inc(b) 3.07%, 08/15/2024	201,844
255,000	Dominion Energy South Carolina Inc 5.10%, 06/01/2065	364,573
	Duke Energy Carolinas LLC
518,000	5.30%, 02/15/2040	681,855
190,000	3.45%, 04/15/2051	207,781
	Duke Energy Corp
130,000	3.75%, 04/15/2024	136,517
475,000	3.15%, 08/15/2027	499,616
515,000	2.55%, 06/15/2031	515,609
145,000	Duke Energy Ohio Inc 3.65%, 02/01/2029	156,753

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Utilities — (continued)
$ 100,000	Eastern Energy Gas Holdings LLC 2.50%, 11/15/2024	$ 102,969
575,000	Enel Finance International NV(a) 1.38%, 07/12/2026	559,946
975,000	Entergy Corp 2.95%, 09/01/2026	1,016,705
125,000	Evergy Metro Inc 4.20%, 03/15/2048	148,887
450,000	Exelon Corp 4.05%, 04/15/2030	499,978
	Georgia Power Co
225,000	2.10%, 07/30/2023	228,957
145,000	4.75%, 09/01/2040	171,034
515,000	Gulf Power Co 4.55%, 10/01/2044	587,774
300,000	ITC Holdings Corp(a) 2.95%, 05/14/2030	306,314
470,000	Nextera Energy Capital Holdings Inc 2.25%, 06/01/2030	467,173
	NiSource Inc
150,000	3.49%, 05/15/2027	161,016
130,000	3.60%, 05/01/2030	140,117
135,000	4.38%, 05/15/2047	158,957
375,000	Oglethorpe Power Corp 5.05%, 10/01/2048	473,168
345,000	Oncor Electric Delivery Co LLC(a) 2.75%, 05/15/2030	358,811
	Pacific Gas & Electric Co
1,475,000	2.10%, 08/01/2027	1,424,028
625,000	2.50%, 02/01/2031	595,350
185,000	3.25%, 06/01/2031	185,611
225,000	4.95%, 07/01/2050	245,038
	PacifiCorp
135,000	2.70%, 09/15/2030	138,982
42,000	4.13%, 01/15/2049	48,386
165,000	3.30%, 03/15/2051	170,990
45,000	Pennsylvania Electric Co(a) 4.15%, 04/15/2025	47,908
	Puget Energy Inc
185,000	3.65%, 05/15/2025	195,494
240,000	4.10%, 06/15/2030	259,427
	Sempra Energy
210,000	3.40%, 02/01/2028	223,548
60,000	3.80%, 02/01/2038	65,833
15,000	4.00%, 02/01/2048	16,686
100,000	Sierra Pacific Power Co 2.60%, 05/01/2026	103,976
	Southern California Edison Co
90,000	2.85%, 08/01/2029	93,011
395,000	2.25%, 06/01/2030	389,800
27,000	4.00%, 04/01/2047	29,771
88,000	4.13%, 03/01/2048	98,713
105,000	3.65%, 02/01/2050	111,104
210,000	Southern Co 3.70%, 04/30/2030	228,402
Principal Amount		Fair Value
Utilities — (continued)
$ 25,000	Southern Co Gas Capital Corp 2.45%, 10/01/2023	$ 25,520
		16,386,274
TOTAL CORPORATE BONDS AND NOTES — 30.66% (Cost $173,466,108)		$174,612,544
FOREIGN GOVERNMENT BONDS AND NOTES
200,000	Bermuda Government International Bond 2.38%, 08/20/2030	199,500
	Chile Government International Bond
290,000	2.55%, 07/27/2033	282,025
695,000	3.10%, 05/07/2041	680,057
305,000	3.50%, 04/15/2053	314,775
420,000	Finance Department Government of Sharjah 3.63%, 03/10/2033	411,544
435,000	Hungary Government International Bond(a) 2.13%, 09/22/2031	427,974
	Indonesia Government International Bond
340,000	4.35%, 01/08/2027	378,408
280,000	3.35%, 03/12/2071	271,076
360,000	Israel Government International Bond 3.25%, 01/17/2028	390,025
	Mexico Government International Bond
500,000	3.75%, 01/11/2028	536,795
710,000	2.66%, 05/24/2031	692,257
400,000	4.75%, 04/27/2032	452,200
885,000	4.28%, 08/14/2041	917,081
800,000	4.75%, 03/08/2044	871,008
405,000	3.77%, 05/24/2061	372,908
	Panama Government International Bond
200,000	3.16%, 01/23/2030	207,002
865,000	4.50%, 04/16/2050	952,806
340,000	3.87%, 07/23/2060	340,000
380,000	Peruvian Government International Bond 3.30%, 03/11/2041	380,004
1,045,000	Philippine Government International Bond 3.70%, 02/02/2042	1,138,487
205,000	Qatar Government International Bond(a) 4.40%, 04/16/2050	254,670
1,072,000	Romanian Government International Bond(e) 3.00%, 02/14/2031	1,087,064
	Saudi International Bond
200,000	2.25%, 02/02/2033(a)	194,952

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 1,200,000	4.50%, 10/26/2046	$ 1,406,112
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 2.31% (Cost $13,276,131)		$ 13,158,730
MORTGAGE-BACKED SECURITIES
Non-Agency — 7.82%
560,346	510 Asset Backed Trust(a)(b) Series 2021-NPL2 Class A1 2.12%, 06/25/2061	552,737
	Angel Oak Mortgage Trust(a)(d)
	Series 2018-3 Class A1
20,407	3.65%, 09/25/2048	20,421
	Series 2019-2 Class A1
25,439	3.63%, 03/25/2049	25,530
	Series 2019-4 Class A1
86,114	2.99%, 07/26/2049	86,449
	Series 2020-1 Class A1
73,120	2.47%, 12/25/2059	73,091
	Series 2020-2 Class A1A
169,003	2.53%, 01/26/2065	169,468
	Series 2020-4 Class A1
103,550	1.47%, 06/25/2065	103,371
	Series 2020-6 Class A1
70,604	1.26%, 05/25/2065	70,451
	Series 2020-R1 Class A1
234,219	0.99%, 04/25/2053	233,572
	Series 2021-1 Class A1
262,068	0.91%, 01/25/2066	260,496
	Series 2021-2 Class A1
436,991	0.99%, 04/25/2066	431,905
	Series 2021-4 Class A1
348,394	1.04%, 01/20/2065	343,788
	Series 2021-5 Class A1
528,041	0.95%, 07/25/2066	520,592
	Series 2021-8 Class A1
343,000	1.82%, 11/25/2066	342,958
	Arroyo Mortgage Trust(a)(d)
	Series 2019-2 Class A1
118,412	3.35%, 04/25/2049	119,207
	Series 2019-3 Class A1
103,005	2.96%, 10/25/2048	103,677
	BANK
	Series 2017-BNK8 Class A4
350,000	3.49%, 11/15/2050	378,739
	Series 2019-BN16 Class XA
2,544,173	0.95%, 02/15/2052(d)	142,373
	Series 2019-BN17 Class A4
632,000	3.71%, 04/15/2052	697,000
	Series 2019-BN18 Class XA
989,021	0.90%, 05/15/2062(d)	55,664
	Series 2019-BN20 Class XA
1,281,451	0.83%, 09/15/2062(d)	70,557
	Series 2019-BN22 Class XA
1,795,818	0.60%, 11/15/2062(d)	74,740
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2019-BN23 Class XA
$ 2,943,551	0.70%, 12/15/2052(d)	$ 143,925
	Series 2019-BN24 Class XA
992,884	0.65%, 11/15/2062(d)	45,649
	Series 2020-BN26 Class XA
1,069,757	1.23%, 03/15/2063(d)	85,701
	Series 2020-BN28 Class XA
2,403,663	1.78%, 03/15/2063(d)	309,599
	Series 2020-BN29 Class XA
2,876,601	1.35%, 11/15/2053(d)	281,521
	Series 2021-BN31 Class A4
275,000	2.04%, 02/15/2054	271,663
	Series 2021-BN32 Class A5
1,500,000	2.64%, 04/15/2054	1,554,770
	Barclays Commercial Mortgage Trust
	Series 2017-DELC Class A
228,000	0.96%, 08/15/2036(a)(c) 1-mo. LIBOR + 0.85%	227,790
	Series 2020-C6 Class A4
1,500,000	2.64%, 02/15/2053	1,542,535
	Benchmark Mortgage Trust
	Series 2018-B1 Class A5
400,000	3.67%, 01/15/2051(d)	435,057
	Series 2019-B10 Class XA
2,347,055	1.23%, 03/15/2062(d)	161,600
	Series 2019-B11 Class A2
325,000	3.41%, 05/15/2052	337,015
	Series 2019-B11 Class A5
455,859	3.54%, 05/15/2052	497,896
	Series 2019-B12 Class A5
1,498,000	3.12%, 08/15/2052	1,594,568
	Series 2019-B12 Class XA
992,946	1.06%, 08/15/2052(d)	57,129
	Series 2019-B9 Class A5
1,400,000	4.02%, 03/15/2052	1,571,585
	Series 2020-B18 Class XA
633,847	1.79%, 07/15/2053(d)	66,774
	Series 2020-B22 Class XA
1,109,832	1.52%, 01/15/2054(d)	127,055
245,000	BINOM Securitization Trust(a)(d) Series 2021-INV1 Class A1 2.03%, 06/25/2056	245,418
	BRAVO Residential Funding Trust(a)
	Series 2021-C Class A1
510,908	1.62%, 03/01/2061(b)	504,262
	Series 2021-NQM2 Class A1
215,834	0.97%, 03/25/2060(d)	214,534
175,745	Bunker Hill Loan Depository Trust(a)(d) Series 2020-1 Class A1 1.72%, 02/25/2055	176,538
100,000	CAMB Commercial Mortgage Trust(a)(c) Series 2019-LIFE Class C 1.56%, 12/15/2037 1-mo. LIBOR + 1.45%	99,968

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
$ 122,092	Cascade MH Asset Trust(a) Series 2021-MH1 Class A1 1.75%, 02/25/2046	$ 120,042
299,995	CD Mortgage Trust Series 2017-CD3 Class AAB 3.45%, 02/10/2050	313,996
248,000	CFCRE Commercial Mortgage Trust Series 2016-C3 Class A3 3.87%, 01/10/2048	266,810
38,319	CIM Trust(a)(d) Series 2017-7 Class A 3.00%, 04/25/2057	38,675
	Citigroup Commercial Mortgage Trust
	Series 2015-GC31 Class A4
0	, 3.76%, 06/10/2048	0
	Series 2015-GC33 Class A4
403,000	3.78%, 09/10/2058	431,615
	Citigroup Mortgage Loan Trust Inc
	Series 2018-RP2 Class A1
146,536	2.82%, 02/25/2058	149,335
	Series 2018-RP3 Class A1
166,684	3.25%, 03/25/2061(a)(d)	170,514
	COLT Mortgage Loan Trust(a)(d)
	Series 2020-1R Class A1
53,356	1.26%, 09/25/2065	52,945
	Series 2020-2R Class A1
159,159	1.33%, 10/26/2065	159,137
	Series 2021-2 Class A1
278,953	0.92%, 08/25/2066	275,002
	Series 2021-3 Class A1
529,551	0.96%, 09/27/2066	521,144
	Series 2021-HX1 Class A1
688,956	1.11%, 10/25/2066	679,543
	COMM Mortgage Trust
	Series 2013-LC6 Class A4
238,063	2.94%, 01/10/2046	240,993
	Series 2020-CX Class A
150,000	2.17%, 11/10/2046(a)	147,803
	Credit Suisse Mortgage Trust(a)
	Series 2017-FHA1 Class A1
38,536	3.25%, 04/25/2047(d)	39,709
	Series 2018-RPL9 Class A
165,201	3.85%, 09/25/2057(d)	171,612
	Series 2020-NET Class A
100,000	2.26%, 08/15/2037	100,794
	Series 2020-NQM1 Class A1
281,835	1.21%, 05/25/2065(b)	281,062
	Series 2020-RPL4 Class A1
404,465	2.00%, 01/25/2060(d)	406,852
	Series 2021-NQM2 Class A1
448,381	1.18%, 02/25/2066(d)	443,898
	Series 2021-NQM5 Class A1
285,492	0.94%, 05/25/2066(d)	280,753
	Series 2021-NQM6 Class A1
677,248	1.17%, 07/25/2066(d)	669,299
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-NQM8 Class A1
$ 325,000	1.84%, 10/25/2066(d)	$ 324,731
	Series 2021-RPL4 Class A1
345,803	1.80%, 12/27/2060(d)	345,742
284,479	CSAIL Commercial Mortgage Trust Series 2016-C6 Class ASB 2.96%, 01/15/2049	293,197
12,074,105	DBGS Mortgage Trust(d) Series 2018-C1 Class XA 0.20%, 10/15/2051	133,563
488,029	DBJPM Mortgage Trust(d) Series 2020-C9 Class XA 1.71%, 09/15/2053	45,616
	Ellington Financial Mortgage Trust(a)(d)
	Series 2020-2 Class A1
96,107	1.18%, 10/25/2065	96,071
	Series 2021-1 Class A1
63,246	0.80%, 02/25/2066	62,674
	Series 2021-2 Class A1
243,988	0.93%, 06/25/2066	239,324
134,000	Federal National Mortgage Association Connecticut Avenue Securities Trust(a)(c) Series 2021-R01 Class 1M2 1.60%, 10/25/2041 1-mo. SOFR + 1.55%	134,225
	GCAT Trust(a)
	Series 2020-NQM2 Class A1
54,484	1.56%, 04/25/2065(b)	54,461
	Series 2021-NQM1 Class A1
329,818	0.87%, 01/25/2066(d)	326,478
	Series 2021-NQM4 Class A1
494,031	1.09%, 08/25/2066(d)	487,309
	Series 2021-NQM7 Class A1
305,000	1.92%, 08/25/2066(d)	305,067
	Goldman Sachs Mortgage Securities Trust(d)
	Series 2013-GC13 Class A5
380,000	4.03%, 07/10/2046	393,941
	Series 2020-GC45 Class XA
2,036,070	0.67%, 02/13/2053	90,241
270,652	Imperial Fund Mortgage Trust(a)(d) Series 2021-NQM2 Class A1 1.07%, 09/25/2056	267,372
	JPMorgan Commercial Mortgage Securities Trust
	Series 2015-C32 Class A5
261,000	3.60%, 11/15/2048	275,204
	Series 2016-C2 Class A4
545,000	3.14%, 06/15/2049	570,551
	Series 2016-C4 Class ASB
305,237	2.99%, 12/15/2049	316,092
	Series 2020-NNN Class AFX
120,000	2.81%, 01/16/2037(a)	122,142

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
	Legacy Mortgage Asset Trust(a)(b)
	Series 2021-GS2 Class A1
$ 345,852	1.75%, 04/25/2061	$ 342,838
	Series 2021-GS4 Class A1
121,422	1.65%, 11/25/2060	119,943
75,593	MetLife Securitization Trust(a)(d) Series 2018-1A Class A 3.75%, 03/25/2057	77,931
	MFA Trust(a)(d)
	Series 2020-NQM3 Class A1
49,591	1.01%, 01/26/2065	49,327
	Series 2021-NQM1 Class A1
462,001	1.15%, 04/25/2065	459,324
	Series 2021-NQM2 Class A1
246,352	1.03%, 11/25/2064	244,019
	Mill City Mortgage Loan Trust(a)(d)
	Series 2019-1 Class A1
166,497	3.25%, 10/25/2069	169,701
	Series 2019-GS1 Class A1
382,346	2.75%, 07/25/2059	388,439
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2016-C32 Class A4
0	, 3.72%, 12/15/2049	0
	Series 2017-C34 Class D
300,000	2.70%, 11/15/2052(a)	261,519
	MTRO Commercial Mortgage Trust(a)(c)
	Series 2019-TECH Class B
100,000	1.21%, 12/15/2033 1-mo. LIBOR + 1.10%	98,278
	Series 2019-TECH Class C
100,000	1.41%, 12/15/2033 1-mo. LIBOR + 1.30%	97,785
220,000	Natixis Commercial Mortgage Securities Trust(a) Series 2019-1776 Class A 2.51%, 10/15/2036	219,829
	New Residential Mortgage Loan Trust(a)
	Series 2015-1A Class A3
30,936	3.75%, 05/28/2052(d)	32,014
	Series 2017-2A Class A3
91,223	4.00%, 03/25/2057(d)	95,978
	Series 2017-3A Class A1
145,185	4.00%, 04/25/2057(d)	152,135
	Series 2017-4A Class A1
52,962	4.00%, 05/25/2057(d)	55,522
	Series 2017-5A Class A1
51,757	1.60%, 06/25/2057(c) 1-mo. LIBOR + 1.50%	52,377
	Series 2017-6A Class A1
90,445	4.00%, 08/27/2057(d)	94,691
	Series 2018-1A Class A1A
461,607	4.00%, 12/25/2057(d)	485,779
	Series 2018-2A Class A1
96,341	4.50%, 02/25/2058(d)	100,875
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2018-4A Class A1S
$ 110,913	0.85%, 01/25/2048(c) 1-mo. LIBOR + 0.75%	$ 110,955
	Series 2019-3A Class A1A
167,785	3.75%, 11/25/2058(d)	175,233
	Series 2019-5A Class A1B
173,994	3.50%, 08/25/2059(d)	178,498
	Series 2019-NQM4 Class A1
39,963	2.49%, 09/25/2059(d)	40,088
	Series 2020-1A Class A1B
105,697	3.50%, 10/25/2059(d)	109,600
	Series 2021-NQ1R Class A1
199,191	0.94%, 07/25/2055(d)	197,668
	Series 2021-NQ2R Class A1
340,746	0.94%, 10/25/2058(d)	338,919
1,026,713	NMLT Trust(a)(d) Series 2021-INV1 Class A1 1.19%, 05/25/2056	1,011,843
	Onslow Bay Mortgage Loan Trust(a)(d)
	Series 2021-NQM1 Class A1
415,613	1.07%, 02/25/2066	410,470
	Series 2021-NQM3 Class A1
330,784	1.05%, 07/25/2061	326,321
	Preston Ridge Partners Mortgage LLC(a)
	Series 2020-6 Class A1
90,789	2.36%, 11/25/2025(b)	90,527
	Series 2021-3 Class A1
512,737	1.87%, 04/25/2026(b)	509,617
	Series 2021-4 Class A1
668,167	1.87%, 04/25/2026(b)	661,146
	Series 2021-6 Class A1
340,576	1.79%, 07/25/2026(b)	337,484
	Series 2021-7 Class A1
511,110	1.87%, 08/25/2026(b)	506,142
	Series 2021-9 Class A1
663,588	2.36%, 10/25/2026(d)	659,906
	Series 2021-RPL1 Class A1
136,960	1.32%, 07/25/2051(d)	134,971
150,000	Radnor RE Ltd(a)(c) Series 2020-1 Class M1A 1.05%, 01/25/2030 1-mo. LIBOR + 0.95%	148,905
173,068	Residential Mortgage Loan Trust(a)(d) Series 2021-1R Class A1 0.86%, 01/25/2065	172,028
490,000	SG Commercial Mortgage Securities Trust(a) Series 2020-COVE Class A 2.63%, 03/15/2037	498,712
	Starwood Mortgage Residential Trust(a)(d)
	Series 2020-3 Class A1
59,425	1.49%, 04/25/2065	59,440
	Series 2021-1 Class A1
364,384	1.22%, 05/25/2065	363,019
	Series 2021-2 Class A1
278,820	0.94%, 05/25/2065	276,708

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Non-Agency — (continued)
	Series 2021-6 Class A1
$ 491,000	1.92%, 11/25/2066	$ 492,362
246,948	Toorak Mortgage Corp Ltd(a)(d) Series 2021-INV1 Class A1 1.15%, 07/25/2056	244,029
1,271,310	Towd Point Mortgage Trust(a)(d) Series 2021-R1 Class A1 2.92%, 11/30/2060	1,279,832
290,000	Triangle (a)(c) Series 2021-3 Class M1A 1.95%, 02/25/2034 1-mo. SOFR + 1.90%	290,000
	Verus Securitization Trust(a)
	Series 2019-INV3 Class A1
132,116	2.69%, 11/25/2059(d)	133,587
	Series 2020-4 Class A1
114,939	1.50%, 05/25/2065(b)	114,645
	Series 2020-5 Class A1
163,167	1.22%, 05/25/2065(b)	162,630
	Series 2021-2 Class A1
382,986	1.03%, 02/25/2066(d)	382,848
	Series 2021-4 Class A1
240,892	0.94%, 07/25/2066(d)	236,117
	Series 2021-5 Class A1
601,311	1.01%, 09/25/2066(d)	590,429
	Series 2021-8 Class A1
359,000	1.82%, 11/25/2066(d)	358,785
	Series 2021-R2 Class A1
209,441	0.92%, 02/25/2064(d)	208,841
	Wells Fargo Commercial Mortgage Trust
	Series 2015-C31 Class A4
143,000	3.70%, 11/15/2048	153,004
	Series 2015-NXS1 Class A5
325,000	3.15%, 05/15/2048	339,597
	Series 2017-C42 Class D
300,000	2.80%, 12/15/2050(a)(d)	266,620
	Series 2021-C60 Class A4
1,550,000	2.34%, 08/15/2054	1,562,206
	Series 2021-C60 Class B
550,000	2.73%, 08/15/2054	553,669
		44,560,577
U.S. Government Agency — 28.71%
	Federal Home Loan Mortgage Corp
163	5.00%, 03/01/2022	168
288,315	3.00%, 09/01/2027	303,681
4,633	6.00%, 11/01/2033	5,211
8,310	6.00%, 04/01/2035	9,151
10,501	4.50%, 05/01/2035	11,482
36,299	5.50%, 08/01/2035	40,379
40,838	4.50%, 11/01/2035	44,366
4,192	6.50%, 02/01/2036	4,650
8,197	4.50%, 03/01/2036	9,033
10,247	6.00%, 03/01/2036	11,884
13,751	5.50%, 06/01/2036	15,079
20,266	5.50%, 08/01/2036	23,146
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 3,003	6.00%, 08/01/2037	$ 3,319
20,281	7.00%, 08/01/2037	22,388
53,403	5.00%, 04/01/2038	60,543
105,536	5.50%, 05/01/2038	119,861
76,709	4.50%, 03/01/2039	84,823
78,591	4.50%, 05/01/2039	86,939
79,230	4.00%, 09/01/2040	87,001
213,658	5.00%, 09/01/2040	241,995
25,715	4.00%, 09/01/2043	27,956
189,418	4.50%, 04/01/2044	207,395
437,458	4.50%, 12/01/2044	478,701
1,771,925	4.50%, 07/01/2047	1,916,356
554,251	3.50%, 05/01/2050	584,076
980,441	2.50%, 09/01/2051	1,005,499
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K068 Class A2
190,000	3.24%, 08/25/2027	206,754
	Series K104 Class X1
1,002,153	1.13%, 01/25/2030(d)	78,743
	Series K111 Class X1
575,930	1.57%, 05/25/2030(d)	65,688
	Series K112 Class X1
1,128,454	1.43%, 05/25/2030(d)	118,911
	Series K114 Class X1
1,466,787	1.12%, 06/25/2030(d)	121,916
	Series K122 Class X1
449,336	0.88%, 11/25/2030(d)	30,306
	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit
	Series 3883 Class PB
25,722	3.00%, 05/15/2041	26,903
	Series 4097 Class KA
101,129	2.00%, 09/15/2031	102,792
	Series 4122 Class AB
100,438	1.50%, 10/15/2042	98,731
	Series 4139 Class PA
137,626	2.50%, 11/15/2041	141,804
	Series 4142 Class PT
88,615	1.25%, 12/15/2027	88,987
	Series 4146 Class AB
78,959	1.13%, 12/15/2027	79,013
	Series 4216 Class KQ
89,027	1.70%, 10/15/2039	89,724
	Series 4961 Class JB
181,910	2.50%, 12/15/2042	187,239
79,224	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes(c) Series 2014-DN3 Class M3 4.10%, 08/25/2024 1-mo. LIBOR + 4.00%	80,665

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
U.S. Government Agency — (continued)
$ 100,000	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit(a)(c) Series 2021-DNA5 Class M2 1.70%, 01/25/2034 1-mo. SOFR + 1.65%	$ 100,428
	Federal National Mortgage Association
244,620	4.00%, 07/01/2026	257,086
451,015	3.50%, 01/01/2031	474,551
7,234	4.50%, 08/01/2035	7,962
3,754	6.00%, 02/01/2036	4,132
29,273	5.50%, 03/01/2036	32,511
22,757	6.50%, 06/01/2036	25,105
44,933	6.00%, 03/01/2037	51,280
250	6.50%, 04/01/2037	276
52,579	6.00%, 08/01/2037	59,579
17,607	6.50%, 08/01/2037	20,418
213,760	4.00%, 10/01/2041	234,676
402,155	4.00%, 01/01/2045	438,023
210,649	3.50%, 08/01/2045	224,966
468,030	4.00%, 10/01/2046	506,243
469,109	3.50%, 01/01/2047	499,024
1,353,856	4.50%, 11/01/2047	1,461,241
550,051	4.50%, 04/01/2048	591,682
227,868	4.00%, 02/01/2049	242,187
785,354	4.50%, 07/01/2049	841,903
1,133,403	3.00%, 12/01/2049	1,178,539
2,295,272	3.00%, 04/01/2050	2,395,578
715,511	3.50%, 05/01/2050	752,840
295,589	2.50%, 07/01/2050	301,919
1,670,805	3.00%, 07/01/2051	1,741,630
	Federal National Mortgage Association Alternative Credit Enhancement Securities(d)
	Series 2019-M21 Class X3
2,109,058	1.20%, 06/25/2034	200,116
	Series 2020-M2 Class X
5,207,017	0.33%, 01/25/2030	102,594
121,000	Federal National Mortgage Association Connecticut Avenue Securities Trust(a)(c) Series 2021-R03 Class 1M2 1.70%, 12/25/2041 1-mo. SOFR + 1.65%	121,097
78,122	Federal National Mortgage Association Interest Strip Series 415 Class A3 3.00%, 11/25/2042	81,594
	Federal National Mortgage Association Real Estate Mortgage Investment Conduit
	Series 2012-103 Class HB
86,468	1.50%, 09/25/2027	87,136
	Series 2012-124 Class JA
64,275	1.50%, 11/25/2042	64,458
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 2012-128 Class PD
$ 171,886	1.50%, 06/25/2042	$ 173,299
	Series 2012-18 Class GA
46,035	2.00%, 12/25/2041	46,705
	Series 2012-21 Class PQ
26,212	2.00%, 09/25/2041	26,580
	Series 2012-52 Class PA
36,312	3.50%, 05/25/2042	38,359
	Series 2012-75 Class KC
42,124	2.50%, 12/25/2041	42,885
	Series 2013-16 Class A
93,005	1.75%, 01/25/2040	93,437
	Series 2013-43 Class XP
123,785	1.50%, 08/25/2041	124,874
	Series 2013-77 Class BP
82,809	1.70%, 06/25/2043	83,514
	Series 2013-9 Class PT
76,979	1.25%, 02/25/2028	77,063
	Series 2015-48 Class QB
45,397	3.00%, 02/25/2043	46,758
	Series 2015-5 Class EP
130,779	2.00%, 06/25/2043	131,868
	Series 2016-11 Class GA
59,169	2.50%, 03/25/2046	61,106
	Series 2016-38 Class NA
28,456	3.00%, 01/25/2046	30,018
	Series 2017-26 Class CG
54,882	3.50%, 07/25/2044	56,573
	Series 2017-34 Class JK
29,621	3.00%, 05/25/2047	30,244
	Series 2017-35 Class AH
67,758	3.50%, 04/25/2053	69,084
	Series 2017-49 Class JA
59,623	4.00%, 07/25/2053	61,383
	Series 2017-84 Class KA
57,682	3.50%, 04/25/2053	58,902
	Series 2017-A6 Class A6
116,533	3.00%, 12/25/2054	120,537
	Series 2018-19 Class DC
46,942	3.50%, 05/25/2056	48,509
	Series 2018-23 Class LA
52,620	3.50%, 04/25/2048	55,219
	Series 2018-38 Class PC
13,522	3.50%, 03/25/2045	13,624
	Series 2018-70 Class HA
69,244	3.50%, 10/25/2056	71,974
	Series 2018-77 Class PA
26,184	3.50%, 02/25/2048	27,056
	Series 2018-80 Class GD
45,350	3.50%, 12/25/2047	46,612
	Series 2019-12 Class HA
97,440	3.50%, 11/25/2057	102,872
	Series 2019-14 Class CA
103,514	3.50%, 04/25/2049	110,684
	Series 2019-21 Class BD
98,419	3.00%, 09/25/2057	100,893
	Series 2019-45 Class PT
101,650	3.00%, 08/25/2049	105,438

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 2019-6 Class GJ
$ 120,896	3.00%, 02/25/2049	$ 125,610
	Series 2019-7 Class CA
78,526	3.50%, 11/25/2057	82,223
	Series 2019-7 Class JA
85,007	3.50%, 03/25/2049	89,560
	Series 2020-1 Class AC
382,093	3.50%, 08/25/2058	403,068
560,000	FREMF Mortgage Trust(a)(d) Series 2015-K45 Class B 3.59%, 04/25/2048	585,036
	Government National Mortgage Association
3,200,000	2.00%, TBA	3,228,890
11,000,000	2.50%, TBA	11,264,675
19,500,000	3.00%, TBA	20,168,384
4,250,000	3.50%, TBA	4,425,294
2,800,000	4.00%, TBA	2,948,494
2,400,000	4.50%, TBA	2,534,794
212,185	4.00%, 02/20/2045	229,790
45,943	3.00%, 12/20/2045	47,956
110,187	4.50%, 01/20/2046	121,178
479,270	3.50%, 12/20/2049	499,035
456,472	3.50%, 01/20/2050	475,297
233,534	3.00%, 03/20/2050	241,820
957,067	3.50%, 10/20/2050	997,809
115,486	3.00%, 03/20/2051	119,609
98,228	3.00%, 06/20/2051	101,751
	Series 2013-37 Class LG
55,198	2.00%, 01/20/2042	55,979
	Series 2015-151 Class BA
53,124	1.70%, 10/20/2045	53,603
	Series 2015-56 Class LB
102,593	1.50%, 04/16/2040	103,137
68,390	Seasoned Credit Risk Transfer Trust Series 2019-3 Class MV 3.50%, 10/25/2058	73,896
	Uniform Mortgage-Backed Security(g)
50,180,000	2.00%, TBA	50,058,227
16,650,000	2.50%, TBA	16,986,983
11,300,000	3.00%, TBA	11,723,720
5,500,000	3.50%, TBA	5,789,984
2,800,000	4.00%, TBA	2,978,274
4,600,000	4.50%, TBA	4,927,656
		163,521,834
TOTAL MORTGAGE-BACKED SECURITIES — 36.53% (Cost $208,325,561)		$208,082,411
MUNICIPAL BONDS AND NOTES
575,000	California State University 1.79%, 11/01/2030	555,911
500,000	Chabot-Las Positas Community College District 1.89%, 08/01/2031	497,800
Principal Amount		Fair Value
Municipal Bonds and Notes — (continued)
$ 560,000	Chicago O'Hare International Airport 2.35%, 01/01/2030	$ 564,156
65,000	Chicago Transit Authority Sales Tax Receipts Fund 3.91%, 12/01/2040	72,184
575,000	City of New York, New York 1.92%, 08/01/2031	563,240
145,000	City of Rapid City, South Dakota Sales Tax Revenue 1.78%, 12/01/2031	142,337
	County of Riverside, California
420,000	2.96%,02/15/2027	442,857
420,000	3.07%,02/15/2028	446,159
200,000	District of Columbia 3.43%, 04/01/2042	208,736
	Marshall University
100,000	3.13%,05/01/2028	106,785
100,000	3.38%,05/01/2031	109,570
	Metropolitan Transportation Authority
115,000	4.75%,11/15/2045	137,784
315,000	5.18%,11/15/2049	431,211
335,000	Napa Valley Unified School District 1.54%, 08/01/2028	331,328
570,000	New York State Dormitory Authority 2.15%, 03/15/2031	573,642
105,000	New York State Thruway Authority 2.90%, 01/01/2035	109,589
410,000	New York Transportation Development Corp 4.25%, 09/01/2035	447,613
600,000	Oregon Education Districts 1.89%, 06/30/2031	592,154
355,000	Philadelphia Authority for Industrial Development 6.55%, 10/15/2028	446,105
345,000	Port Authority of New York & New Jersey 1.09%, 07/01/2023	346,838
80,000	Regents of The University of California Medical Center Pooled Revenue 6.55%, 05/15/2048	123,791
	State Board of Administration Finance Corp
395,000	1.26%,07/01/2025	393,074
575,000	2.15%,07/01/2030	573,643
	State of California
130,000	7.55%,04/01/2039	216,951
85,000	7.30%,10/01/2039	133,349
15,000	7.63%,03/01/2040	24,844

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Municipal Bonds and Notes — (continued)
$ 295,000	State of Connecticut Special Tax Revenue 5.46%, 11/01/2030	$ 348,949
TOTAL MUNICIPAL BONDS AND NOTES — 1.57% (Cost $8,744,048)		$ 8,940,600
U.S. TREASURY BONDS AND NOTES
1,197,183	U.S. Treasury Inflation Indexed Bonds TIPS 0.88%, 02/15/2047	1,616,018
	United States Treasury Note/Bond
5,972,000	6.88%, 08/15/2025(h)(i)	7,198,593
1,200,000	0.25%, 08/31/2025	1,162,453
1,085,000	0.25%, 09/30/2025	1,050,670
2,000,000	0.38%, 11/30/2025	1,939,609
7,980,000	0.38%, 01/31/2026	7,720,027
670,000	0.50%, 02/28/2026	650,973
17,720,000	0.75%, 03/31/2026	17,383,597
4,380,000	0.75%, 04/30/2026	4,293,255
9,400,000	0.88%, 06/30/2026	9,250,922
9,855,000	1.38%, 08/31/2026	9,912,359
2,330,000	1.25%, 12/31/2026	2,327,452
265,000	1.13%, 02/28/2027(e)	262,950
2,000,000	0.50%, 04/30/2027	1,918,438
2,500,000	0.50%, 05/31/2027	2,393,848
1,150,000	0.38%, 07/31/2027	1,092,275
4,090,000	2.25%, 08/15/2027	4,290,346
430,000	0.38%, 09/30/2027	407,005
125,000	0.50%, 10/31/2027	118,955
700,000	1.13%, 02/29/2028(e)	689,828
600,000	2.38%, 05/15/2029	639,492
5,475,000	0.63%, 05/15/2030	5,119,125
9,605,000	0.63%, 08/15/2030	8,957,413
2,560,000	0.88%, 11/15/2030	2,433,900
9,265,000	1.13%, 02/15/2031	8,991,755
2,130,000	1.25%, 08/15/2031	2,082,408
1,560,000	1.38%, 11/15/2031(e)	1,550,928
16,750,000	1.88%, 02/15/2041	16,579,229
2,355,000	2.25%, 05/15/2041	2,473,486
1,905,000	1.75%, 08/15/2041	1,846,957
1,470,000	2.00%, 11/15/2041	1,483,973
2,375,000	3.13%, 02/15/2043	2,862,524
350,000	3.63%, 08/15/2043	454,016
4,670,000	3.75%, 11/15/2043	6,175,893
5,590,000	3.63%, 02/15/2044	7,274,643
610,000	3.13%, 08/15/2044	740,745
3,850,000	2.50%, 02/15/2045	4,233,947
4,140,000	3.00%, 11/15/2045	4,973,498
4,515,000	2.50%, 02/15/2046	4,987,488
260,000	2.50%, 05/15/2046	287,351
1,620,000	2.25%, 08/15/2046	1,712,897
1,500,000	2.88%, 11/15/2046	1,774,160
1,500,000	3.00%, 02/15/2047	1,815,234
1,170,000	3.00%, 02/15/2048	1,428,040
300,000	3.13%, 05/15/2048	374,930
Principal Amount		Fair Value
U.S. Treasury Bonds and Notes — (continued)
$ 510,000	2.25%, 08/15/2049	$ 545,839
2,545,000	1.38%, 08/15/2050	2,229,360
7,110,000	1.63%, 11/15/2050	6,624,243
4,425,000	1.88%, 02/15/2051	4,377,984
1,965,000	2.38%, 05/15/2051	2,170,404
2,385,000	2.00%, 08/15/2051	2,431,209
TOTAL U.S. TREASURY BONDS AND NOTES — 32.54% (Cost $185,532,275)		$185,312,644
Shares
COMMON STOCK
Consumer, Cyclical — 0.00%(j)
761	Superior Energy Services LLC(k)	23,972
TOTAL COMMON STOCK — 0.00%(j) (Cost $50,000)		$ 23,972
GOVERNMENT MONEY MARKET MUTUAL FUNDS
516,000	BlackRock FedFund Institutional Class(l), 0.03%(m)	516,000
516,000	Goldman Sachs Financial Square Government Fund Institutional Class(l), 0.02%(m)	516,000
222,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(l), 0.03%(m)	222,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.22% (Cost $1,254,000)		$ 1,254,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.72%
293,004	Repurchase agreement (principal amount/value $293,004 with a maturity value of $293,039) with JP Morgan Securities, 0.05%, dated 12/31/21 to be repurchased at $293,004 on 1/3/22 collateralized by U.S. Treasury securities, 0.00% - 4.38%, 1/18/22 - 5/15/40, with a value of $298,899.(l)	293,004

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,277,839	Undivided interest of 1.53% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $1,277,839 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(l)	$ 1,277,839
1,277,839	Undivided interest of 2.17% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $1,277,839 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(l)	1,277,839
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,277,839	Undivided interest of 2.89% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $1,277,839 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(l)	$ 1,277,839
TOTAL SHORT TERM INVESTMENTS — 0.72% (Cost $4,126,521)		$ 4,126,521
TOTAL INVESTMENTS — 112.07% (Cost $637,682,619)		$638,334,377
OTHER ASSETS & LIABILITIES, NET — (12.07)%		$ (68,747,800)
TOTAL NET ASSETS — 100.00%		$569,586,577

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2021. Maturity date disclosed represents final maturity date.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2021.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	All or a portion of the security is on loan at December 31, 2021.
(f)	Security has no contractual maturity date and pays an indefinite stream of interest.
(g)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(h)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open swaps.
(i)	All or a portion of the security has been pledged as collateral to cover segregation requirements on open futures contracts.
(j)	Represents less than 0.005% of net assets.
(k)	Non-income producing security.
(l)	Collateral received for securities on loan.
(m)	Rate shown is the 7-day yield as of December 31, 2021.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Schedule of Investments
As of December 31, 2021
At December 31, 2021, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Depreciation
Long
U.S. 10 Year Treasury Note Futures	43	USD	5,610,156	March 2022	$ (18,059)
U.S. 2 Year Treasury Note Futures	130	USD	28,362,344	March 2022	(23,973)
Short
U.S. 5 Year Treasury Note Futures	59	USD	28,913,399	March 2022	(42,201)
U.S. Long Bond Futures	153	USD	24,546,938	March 2022	(293,741)
U.S. Treasury Bond Futures	87	USD	12,740,063	March 2022	(201,107)
U.S. Ultra Bond Futures	79	USD	15,572,875	March 2022	(209,781)
				Net Depreciation	$(788,862)
At December 31, 2021, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Amount(b)	Value	Upfront Payments/(Receipts)	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
Nordstrom Inc 6.95%, 03/15/2028	$750,000	$(12,667)	$(462)	1.00	June 20, 2024	$(12,205)	Sell	Quarterly
CDX.NA.IG.37 Index(a)	6,275,000	153,267	144,369	1.00	December 20, 2026	8,897	Sell	Quarterly
					Net Depreciation	$(3,308)
(a) Based on an index of North American bonds with investment grade credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Core Bond Fund
ASSETS:
Investments in securities, fair value (including $5,232,579 of securities on loan)(a)	$634,207,856
Repurchase agreements, fair value(b)	4,126,521
Cash	71,687,805
Cash pledged on futures contracts	654,244
Cash pledged on centrally cleared swaps	661,518
Interest receivable	2,793,881
Subscriptions receivable	723,628
Variation margin on centrally cleared swaps	1,524
Total Assets	714,856,977
LIABILITIES:
Payable for TBA investments purchased	136,973,216
Payable for director fees	3,085
Payable for investments purchased	2,330,332
Payable for other accrued fees	115,267
Payable for shareholder services fees	28,676
Payable to investment adviser	152,385
Payable upon return of securities loaned	5,380,521
Redemptions payable	63,345
Variation margin on futures contracts	223,573
Total Liabilities	145,270,400
NET ASSETS	$569,586,577
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,599,959
Paid-in capital in excess of par	563,533,253
Undistributed/accumulated earnings	453,365
NET ASSETS	$569,586,577
NET ASSETS BY CLASS
Investor Class	$95,009,916
Institutional Class	$474,576,661
CAPITAL STOCK:
Authorized
Investor Class	40,000,000
Institutional Class	160,000,000
Issued and Outstanding
Investor Class	8,575,745
Institutional Class	47,423,845
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$11.08
Institutional Class	$10.01
(a)Cost of investments, unaffiliated	$633,556,098
(b) Cost of repurchase agreements	$4,126,521
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Core Bond Fund
INVESTMENT INCOME:
Interest	$9,663,338
Income from securities lending	21,283
Dividends, affiliated	119,241
Dividends, unaffiliated	204
Total Income	9,804,066
EXPENSES:
Management fees	1,771,505
Shareholder services fees – Investor Class	342,874
Audit and tax fees	49,268
Custodian fees	75,793
Director's fees	17,642
Legal fees	10,361
Pricing fees	133,245
Registration fees	27,995
Shareholder report fees	823
Transfer agent fees	8,030
Other fees	2,984
Total Expenses	2,440,520
Less amount waived by investment adviser	160,576
Net Expenses	2,279,944
NET INVESTMENT INCOME	7,524,122
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments, affiliated	205,475
Net realized gain on investments, unaffiliated	8,000,205
Net realized gain on credit default swaps	139,810
Net realized gain on interest rate swaps	6,858
Net realized gain on futures contracts	4,270,649
Net Realized Gain	12,622,997
Net change in unrealized depreciation on investments, affiliated	(514,297)
Net change in unrealized depreciation on investments and foreign currency translations, unaffiliated	(24,800,109)
Net change in unrealized depreciation on credit default swaps	(4,942)
Net change in unrealized depreciation on futures contracts	(1,270,439)
Net Change in Unrealized Depreciation	(26,589,787)
Net Realized and Unrealized Loss	(13,966,790)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,442,668)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Core Bond Fund	2021	2020
OPERATIONS:
Net investment income	$7,524,122	$10,003,818
Net realized gain	12,622,997	13,511,728
Net change in unrealized appreciation (depreciation)	(26,589,787)	10,478,916
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,442,668)	33,994,462
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(81,578)	-
Institutional Class	(379,412)	-
From return of capital	(460,990)	0
From net investment income and net realized gains
Investor Class	(2,400,302)	(2,218,294)
Institutional Class	(16,534,236)	(14,059,398)
From net investment income and net realized gains	(18,934,538)	(16,277,692)
Total Distributions	(19,395,528)	(16,277,692)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	28,099,158	50,901,795
Institutional Class	130,373,578	133,048,873
Shares issued in reinvestment of distributions
Investor Class	2,481,880	2,218,294
Institutional Class	16,913,648	14,059,398
Shares redeemed
Investor Class	(21,129,433)	(17,855,368)
Institutional Class	(71,529,721)	(180,672,646)
Net Increase in Net Assets Resulting from Capital Share Transactions	85,209,110	1,700,346
Total Increase in Net Assets	59,370,914	19,417,116
NET ASSETS:
Beginning of year	510,215,663	490,798,547
End of year	$569,586,577	$510,215,663
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	2,473,561	4,422,649
Institutional Class	12,637,003	12,665,428
Shares issued in reinvestment of distributions
Investor Class	223,326	194,192
Institutional Class	1,680,621	1,355,239
Shares redeemed
Investor Class	(1,862,457)	(1,577,156)
Institutional Class	(6,923,306)	(17,710,427)
Net Increase (Decrease)	8,228,748	(650,075)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$11.55	0.12	(0.30)	(0.18)	(0.01)	(0.08)	(0.20)	(0.29)	$11.08	(1.55%)
12/31/2020	$11.03	0.21	0.67	0.88	-	(0.30)	(0.06)	(0.36)	$11.55	8.01%
12/31/2019	$10.35	0.28	0.67	0.95	-	(0.27)	-	(0.27)	$11.03	9.19%
12/31/2018	$10.73	0.30	(0.43)	(0.13)	-	(0.25)	-	(0.25)	$10.35	(1.21%)
12/31/2017	$10.53	0.27	0.14	0.41	-	(0.21)	-	(0.21)	$10.73	3.90%
Institutional Class
12/31/2021	$10.51	0.15	(0.28)	(0.13)	(0.01)	(0.16)	(0.20)	(0.37)	$10.01	(1.21%)
12/31/2020	$10.04	0.23	0.61	0.84	-	(0.31)	(0.06)	(0.37)	$10.51	8.46%
12/31/2019	$ 9.45	0.30	0.59	0.89	-	(0.30)	-	(0.30)	$10.04	9.45%
12/31/2018	$ 9.84	0.31	(0.39)	(0.08)	-	(0.31)	-	(0.31)	$ 9.45	(0.82%)
12/31/2017	$ 9.70	0.29	0.13	0.42	-	(0.28)	-	(0.28)	$ 9.84	4.37%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)(e)
Supplemental Data and Ratios
Investor Class
12/31/2021	$ 95,010	0.75%	0.70%	1.07%	407%
12/31/2020	$ 89,443	0.79%	0.70%	1.81%	265%
12/31/2019	$ 51,836	0.80%	0.70%	2.61%	180%
12/31/2018	$ 30,166	0.83%	0.70%	2.91%	154%
12/31/2017	$ 31,615	0.80%	0.70%	2.56%	104%
Institutional Class
12/31/2021	$474,577	0.37%	0.35%	1.42%	407%
12/31/2020	$420,772	0.39%	0.35%	2.20%	265%
12/31/2019	$438,963	0.39%	0.35%	2.99%	180%
12/31/2018	$375,724	0.40%	0.35%	3.25%	154%
12/31/2017	$450,325	0.38%	0.35%	2.91%	104%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 72%, 86%, 66%, 62%, and 74% for the years ended December 31 2021, 2020, 2019, 2018 and 2017, respectively.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Core Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying investment companies are valued at the NAV as reported by the underlying investment companies, which may be obtained from pricing services or other pricing sources.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

Annual Report - December 31, 2021

research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts and Government Money Market Mutual Funds, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.

Annual Report - December 31, 2021

Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Treasury Inflation-Protected Securities
For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid quarterly. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - December 31, 2021

The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$8,562,373	$11,668,150
Long-term capital gain	10,372,165	4,609,542
Return of capital	460,990	-
	$19,395,528	$16,277,692
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales and distribution adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	453,365
Tax composition of capital	$453,365
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$637,088,842
Gross unrealized appreciation on investments	8,687,234
Gross unrealized depreciation on investments	(8,233,869)
Net unrealized appreciation on investments	$453,365
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund has determined there is not a material impact of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps and futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Annual Report - December 31, 2021

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 565 futures contracts, net of both long and short positions, for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront

Annual Report - December 31, 2021

premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $8,116,154 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). The Fund held an average notional amount of $494,231 in interest rate swaps for the reporting period. As of December 31, 2021, there were no interest rate swaps held.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$8,897 (a)	Net unrealized depreciation on credit default swaps	$(12,205)(a)
Interest rate contracts (futures contracts)			Net unrealized depreciation on futures contracts	$(788,862) (a)
(a)Includes cumulative appreciation (depreciation) of credit contracts and futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2021 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$4,270,649	Net change in unrealized depreciation on futures contracts	$(1,270,439)
Credit contracts (swaps)	Net realized gain on credit default swaps	$ 139,810	Net change in unrealized depreciation on credit default swaps	$(4,942)
Interest rate contracts (swaps)	Net realized gain on interest rate swaps	$ 6,858
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.32% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

Annual Report - December 31, 2021

The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$186,624	$224,997	$160,576	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP effective July 9, 2021. Prior to July 9, 2021, the sub-advisory agreement was with Federated Investment Management Company and Wellington Management Company LLP. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
Transactions with Affiliates
The following table is a summary of the transactions for each underlying investment during the year ended December 31, 2021, in which the issuer was an affiliate of the Fund, as defined in the 1940 Act.
Affiliate	Shares Held/ Account Balance 12/31/2021	Value 12/31/2020	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Net Change Unrealized Appreciation (Depreciation)	Dividends and Interest Received	Value 12/31/2021	Value as a Percentage of Net Assets
INVESTMENT COMPANIES
Federated Emerging Markets Core Fund	-	$9,782,468	$363,686	$9,632,574	$204,991	$(513,579)	$117,172	$-	-%
Federated High Yield Bond Fund	-	20,926	290	20,498	484	(718)	2,069	-	-
					$205,475	(514,297)	119,241	-	0.00
				Total	$205,475	$(514,297)	$119,241	$-	0.00%
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $272,859,961 and $231,268,173, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $2,424,466,673 and $2,382,045,148, respectively.

Annual Report - December 31, 2021

5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $5,232,579 and received collateral as reported on the Statement of Assets and Liabilities of $5,380,521 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2021. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$2,230,754
Foreign Government Bonds and Notes	597,861
U.S. Treasury Bonds and Notes	2,551,906
Total secured borrowings	$5,380,521
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022